Exhibit 99.1

FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

RADER FARMS, INC.
FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION
Years ended December 31, 2006 and 2005

Financial Statements for the Year Ended December 31, 2006:
Report of Independent Registered Public Accounting Firm
Balance Sheet
Statement of Income and Retained Earnings
Statement of Cash Flows
Notes to Financial Statements

Financial Statements for the Year Ended December 31, 2005:
Report of Independent Registered Public Accounting Firm
Balance Sheet
Statement of Income and Retained Earnings
Statement of Cash Flows
Notes to Financial Statements

Patrick Rhodes & Associates, PLLC

Certified Public Accountants

INDEPENDENT AUDITOR’S REPORT

May 16, 2007

To the Board of Directors

Rader Farms, Inc.

Lynden, WA

We have audited the accompanying balance sheet of Rader Farms, Inc. as of December 31, 2006, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rader Farms, Inc. as of December 31, 2006, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the financial statements for 2006 taken as a whole. The supplemental schedule of selling, general and administrative expenses contained in the additional information is presented for the purpose of additional analysis and is not a required part of the financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Patrick Rhodes & Associates, PLLC

31620 23rd Avenue S., Suite #218. Federal Way, WA 98003 Seattle
(253) 528-0808 -Tacoma (253) 528-8883 -Fax (253) 528-0298 E-mail:
pra@rhodescpa.com

RADER FARMS, INC.

BALANCE SHEET

DECEMBER 31, 2006

ASSETS

Current Assets:
Cash and cash equivalents		$319,805
Accounts receivable		1,706,504
Inventory		6,795,900
Prepaid expenses		60,828
Other receivables		19,521
Related party receivable		9,554
Total current assets		8,912,112

Property, Plant and Equipment:
Buildings	$3,685,921
Processing equipment	3,315,760
Harvesting equipment	2,126,576
Plants	1,830,952
Vehicles	638,014
Field equipment	625,450
Tractors	176,552
Office equipment	133,372
Shop equipment	61,082
Capitalized assets not placed in service	1,178,111
	13,771,790
Less: Accumulated depreciation	6,366,436	7,405,354

Other Assets:
Investment in farmers’ cooperative	77,256
Deposit	20,971	98,227

Total Assets		$16,415,693

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable		$1,986,527
Line of credit		6,995,500
Accrued bonuses - stockholder		380,000
Accrued expenses		357,952
Accrued wages		132,661
Accrued payroll and business taxes		39,560
Accrued interest		65,076
Current portion of long-term debt		373,000
Total current liabilities		10,330,276

Long-Term Debt:
Note payable - stockholders	$2,754,227
Notes payable	1,850,312
Obligations under capital leases	80,565
	4,685,104
Less: Current portion included above	373,000	4,312,104

Stockholders’ Equity:
Common stock, $1 par value, 50,000 shares authorized, 500 shares issued and outstanding	500
Additional paid-in capital	201,815
Retained earnings	1,570,998	1,773,313

Total Liabilities and Stockholders’ Equity		$16,415,693

See notes to financial statements

RADER FARMS, INC.

STATEMENT OF INCOME AND RETAINED EARNINGS

FOR THE YEAR ENDED DECEMBER 31, 2006

Sales	$27,439,617

Cost of Sales	23,860,525

Gross Profit	3,579,092

Selling, General and Administrative Expenses	1,985,490

Income from Operations	1,593,602

Other Income (Expense):
Miscellaneous income	68,304
Patronage dividend	20,607
Gain on disposal of assets	1,000
Interest expense, net of interest income of $971	(758,558)
(668,647)

Net Income	$924,955

-ooOoo-

Retained Earnings, December 31, 2005	$1,493,992

Net Income	924,955

Distributions	(847,949)

Retained Earnings, December 31, 2006	$1,570,998

See notes to financial statements

RADER FARMS, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2006

Cash Flows from Operating Activities:
Net income	$924,955
Adjustments to reconcile net income to net cash used by operating activities:
Depreciation and amortization	890,618
Gain on disposal of assets	(1,000)
Stock dividend from investment in farmers’ cooperative	(13,342)
(Increase) decrease in:
Accounts receivable	(353,672)
Inventory	(1,528,293)
Prepaid expenses	(22,418)
Other receivables	(10,801)
Related party receivable	(9,554)
Deposit	(20,971)
Increase (decrease) in:
Accounts payable	(659,174)
Accrued bonuses - stockholder	380,000
Accrued expenses	(91,375)
Accrued wages	38,109
Accrued payroll and business taxes	2,145
Accrued interest	33,703
Net Cash Used by Operating Activities	(441,070)

Cash Flows from Investing Activities:
Proceeds from disposal of assets	5,000
Acquisition of property and equipment	(2,584,678)
Net Cash Used by Investing Activities	(2,579,678)

Cash Flows from Financing Activities:
Net advances from line of credit	4,105,170
Principal payments on notes payable	(189,381)
Principal payments on obligations under capital leases	(13,645)
Principal payments on note payable - stockholders	(39,502)
Distributions to stockholders	(787,075)
Net Cash Provided by Financing Activities	3,075,567

Net Increase in Cash and Cash Equivalents	54,819

Cash and Cash Equivalents, Beginning of Year	264,986

Cash and Cash Equivalents, End of Year	$319,805

See notes to financial statements

RADER FARMS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2006

NOTE 1:	Significant Accounting Policies

The Company:

Rader Farms, Inc. (the Company) is a Washington corporation located in Whatcom County. The Company grows raspberries, blueberries, and rhubarb and purchases marion berries, cherries, cranberries and strawberries from a select network of fruit growers for resale. The fruit is processed, frozen and packaged for sale and distribution to wholesale customers. The Company grants credit to, and generally does not require collateral from qualifying customers, all of whom are located in the United States.

Accounts Receivable:

The Company carries its accounts receivable at cost. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write-offs and collections and current credit conditions. The Company considers accounts receivable to be fully collectible and accordingly, has not provided an allowance for doubtful accounts at December 31, 2006. All of the accounts receivable are pledged as collateral as of December 31, 2006.

The Company does not charge interest on outstanding receivables. A receivable is considered past due based on contract terms, which vary depending on customer credit terms. Accounts are written off after all efforts to collect have been exhausted. Accounts receivable over 90 days as of December 31, 2006 totaled $41,427.

Inventory:

The Company’s inventory is stated at the lower of cost or market using the last-in, first-out (LIFO) method. The amount of inventory stated at cost, using the first-in, first-out (FIFO) method exceeded the LIFO values as of December 31, 2006 by $889,117.

Property, Plant and Equipment:

Property, plant and equipment are recorded at cost and are depreciated using straight-line and accelerated methods over estimated useful lives of 3 to 39 years. Expenditures for maintenance and repairs are charged to expense as incurred. Expenditures determined to represent major additions and betterments are capitalized. Depreciation and amortization expense for the year ended December 31, 2006 totaled $890,618.

Capitalized assets not placed in service as of December 31, 2006 relate to plants purchased in 2005 and 2006 that will be placed into service in 2007.

Advertising:
Advertising costs are expensed in the period incurred. Advertising expense for the year ended December 31, 2006 totaled $16,510.

Shipping and Handling Costs:
Freight billed to customers is considered sales revenue and the related freight costs as cost of sales.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Tax:

Rader Farms, Inc., with the consent of its stockholders, has elected to be taxed as an “S” corporation under the Internal Revenue Code. In lieu of corporation income taxes, the stockholders of an “S” corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

NOTE 2:	Inventory

The Company’s inventory, as of December 31, 2006, consists of the following:

Bulk fruit	$5,139,700
Processed fruit	1,479,015
Packaging materials	169,454
Deferred crop costs	896,848
LIFO adjustment	(889,117)

Total	$6,795,900

Bulk fruit includes the cost of the fruit and all of the costs related to the initial processing, handling, and storage.

Processed fruit includes the cost of the bulk fruit and the additional processing costs which includes labor and related employee benefits, fixed and variable overhead and packaging for each item processed.

Packaging materials are recorded at actual cost.

Deferred crop costs are costs incurred from July 1 to December 31 relating to the following year’s harvest season. These costs include labor and related employee benefits, maintenance of fields and plants, and fixed and variable overhead.

NOTE 3:	Line of Credit

As of December 31, 2006, the Company has a $8,000,000 revolving line of credit with a bank that is personally guaranteed by the stockholders of the Company and collateralized by all Company assets. The balance outstanding totaled $6,995,500 as of December 31, 2006.

During 2006, the Company converted $1,245,000 of the outstanding balance on the line of credit to a term loan (see Note 4). Interest is calculated using the bank’s floating prime (8.25% at December 31, 2006) and is payable monthly. Accrued interest on the line of credit totaled $38,519 at December 31, 2006. The line of credit expires on November 16, 2007.  The line of credit was paid in full in May 2007, as part of the sale of farm operations (see Note 12).

NOTE 4:	Related Party Transactions

During 2005, the stockholders entered into a financing agreement with a bank for $6,135,000 for the refinancing of personally owned assets.  The note is secured by all farm real estate owned by the stockholders, the assets of the Company and personally guaranteed by the stockholders.  Of the proceeds received on this note, the stockholders advanced $2,816,362 to the Company, which was used to pay off the outstanding balance of $2,809,763 owed to the stockholders that in turn was owed to a financial institution.  At December 31, 2006, the outstanding balance due to the stockholders totaled $2,754,227 (See Note 5).  Accrued interest on this note totaled $13,982 as of December 31, 2006.  The note was paid in full in May 2007, as part of the sale of farm operations (see Note 12).

The Company has a note receivable from a related party totaling $9,554 as of December 31, 2006. The note bears no interest and is expected to be repaid in 2007.

The Company leases land and buildings used for its operations from the stockholders under a month-to-month operating lease as further described in Note 7.

The Company had accrued bonuses due to a stockholder of $380,000 as of December 31, 2006.

NOTE 5:           Long-Term Debt

Long-term debt as of December 31, 2006 consists of the following:

Notes payable:

Note payable - stockholders in monthly installments of approximately $22,000, including interest at the published prime rate (8.25% at December 31, 2006), due March 2015 (see Note 4)	$2,754,227

Note payable in monthly installments of $25,917, including interest at the published prime rate (8.25% at December 31, 2006), personally guaranteed by the stockholders and substantially all of the Company’s assets, due May 2011	1,127,099

Note payable in monthly installments of $8,602, including interest at 7.75%, personally guaranteed by the stockholders and secured by equipment, due June 2009	692,535

Note payable in annual installments of $29,383, including interest at 8.25%, secured by equipment, due October 2007	28,555

Note payable in monthly installments of $1,063, including interest at 1.90%, secured by a vehicle, due February 2007	2,123

Total notes payable	4,604,539

Capital leases:

Payable in monthly installments of $1,091, including interest at 7.02%, secured by vehicle, due January 2011	54,610

Payable in monthly installments of $589, including interest at 5.40%, secured by equipment, due February 2011	25,955

Total obligations under capital leases	80,565

Total notes payable and obligations under capital leases	4,685,104

Less: Current portion	373,000

Total long-term debt, net of current portion	$4,312,104

Future minimum maturities of long-term debt are as follows:

Years ending December 31:
2007	$373,000
2008	371,000
2009	928,000
2010	372,000
2011	214,000
Thereafter	2,427,104

$4,685,104

Accrued interest on notes payable totaled approximately $26,000 at December 31, 2006.

NOTE 6:                                    Capital Lease Obligations

The Company leases certain operating equipment totaling $94,210 under various capital leases.  The following is a schedule of future minimum lease payments under capital leases, together with the present value of the minimum lease payments as of December 31, 2006:

Years ending December 31:
2007	$20,000
2008	20,000
2009	20,000
2010	20,000
2011	14,993

Total minimum lease payments	94,993

Less: Amount representing interest	14,428

Present value of net minimum payments under capital leases	$80,565

Included in depreciation expense for the year ended December 31, 2006 is amortization related to assets held under capital leases totaling $9,428.  Accumulated amortization related to assets held under capital leases as of December 31, 2006 totaled $9,428.

NOTE 7:                                    Operating Leases

The Company leases real property and buildings from the stockholders and a non-related party, as further described below.

The Company leases real property used for its operations from a non-related party under a non-cancelable operating lease. The terms of the lease call for monthly payments of $3,420. The lease expires December 31, 2016.  The agreement also includes certain provisions for cleanup of the property upon lease termination.  To ensure such provisions are met, the lease agreement requires a deposit of $20,000 be maintained in a separate interest bearing bank account.  This deposit and accumulated interest are reflected on the balance sheet as a noncurrent asset.  These funds will be released upon satisfaction of cleanup provisions.  Interest income earned is not restricted.

Rent expense for this lease totaled $41,040 for the year ended December 31, 2006.

Future minimum lease payments under operating leases for the years subsequent to December 31, 2006, are as follows:

Years ending December 31:
2007	$41,000
2008	41,000
2009	41,000
2010	41,000
2011	41,000
Thereafter	205,000

$410,000

The Company leases land and buildings used for its operations from the stockholders under a month-to-month operating lease. The terms of the lease call for monthly payments of $35,000.  There are no future minimum lease payments of the lease from the stockholders since it is a month-to-month operating lease and can be terminated by either the stockholders or the Company at any time.  Rent expense totaled $420,000 for the year ended December 31, 2006.

NOTE 8:                                    Concentration of Credit Risk

The Company maintains cash and cash equivalents in banks.  The Company’s cash balance from time to time exceeds the federally insured limits.

Approximately 79% of the Company’s revenues were derived from berry medley sales for the year ended December 31, 2006.  Approximately 11% of the Company’s revenues were derived from blueberry sales for the year ended December 31, 2006.

Approximately 79% of the Company’s revenues were derived from two customers for the year ended December 31, 2006.  Approximately 80% of the outstanding accounts receivable was related to these customers at December 31, 2006.

Approximately 10% of the Company’s purchases were derived from one supplier for the year ended December 31, 2006.  Approximately 12% of the outstanding accounts payable was related to this supplier at December 31, 2006.

Additionally, approximately 27% of outstanding accounts payable was due to two other suppliers at December 31, 2006.

The Company has not experienced any losses related to these concentrations and do not believe they are exposed to any significant credit risk.

NOTE 9:                                    Cash Flow Information

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

The Company had the following non-cash transactions for the year ended December 31, 2006:

The Company had a non-cash investing activity related to receiving a stock dividend for the investment in a farmers’ cooperative of $13,342.

The Company had a non-cash investing and financing activity related to the distribution of fixed assets to the stockholders with a net book value of $60,874.

The Company had a non-cash investing and financing transaction associated with the capital leases for equipment and a vehicle totaling $94,210.

The Company had a non-cash investment and financing activity totaling $1,955,500 associated with converting a portion of the line of credit to long-term debt and the acquisition of property, plant and equipment.

Cash paid for interest totaled $725,828 for the year ended December 31, 2006.

NOTE 10:                             Retirement Plan

The Company has a SIMPLE (Savings Incentive Match Plan for Employees) retirement plan under the rules and regulations of the Internal Revenue Service.  Employees who have met the service requirements are eligible to contribute up to the amount allowed by law.  The employer contribution is a dollar for dollar match of employee deferrals up to a maximum of 3% of each participating employee’s salary.  Employer contributions totaled $9,493 for the year ended December 31, 2006.

NOTE 11:                             Contingencies

Cross Guarantee of a Note Payable:

The Company is a guarantor of a note payable to a bank by the stockholders.  The note was issued to the stockholders for the refinance of the bank loan relating to all of the farm real estate owned by the stockholders (See Note 4).  The note is secured by all the farm real estate owned by the stockholders, the assets of the Company and personally guaranteed by the stockholders.  The note had a balance outstanding of approximately $6,000,000 as of December 31, 2006.  This note was paid off in May 2007, as part of the sale of the farm operations (see Note 12).

NOTE 12:                             Subsequent Event

In May 2007, the Company sold its farm operations in Lynden, Washington for $20,700,000 in cash.  The Company sold substantially all of its assets including accounts receivable, inventory, prepaid expenses, deposits, and property, plant and equipment.  The buyer assumed various trade accounts payable, accrued expenses, selected notes payable for equipment, and various leases.

As part of the sale, various loans related to the Company and the stockholders’ farm assets totaling approximately $12,704,000 were paid from the closing proceeds.  The Company’s portion related to the loans totaled approximately $7,927,000 and included the line of credit, the portion of the note payable to the stockholders owed to a bank, and two loans owed to a bank for equipment.  The stockholders’ portion of the loans totaled approximately $4,777,000.

In addition, the Company also entered into a non-compete agreement for a period of five years.  A key employee related to the stockholders was also retained under a three year executive employment agreement.  The stockholders and the buyer also entered into a ten year land lease for $43,500 per month.  After ten years, the lease amount increases to $52,200 per month.

The transaction resulted in a gain of approximately $9,000,000 which will be included in operations during the second quarter of 2007.

ADDITIONAL INFORMATION

RADER FARMS, INC.

SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2006

Salaries and wages	$851,827
Brokerage fees	469,521
Professional fees	218,261
Payroll taxes and employee benefits	97,191
Office supplies and expense	70,333
Insurance	69,894
Travel and entertainment	41,484
Business taxes and licenses	30,804
Assessments	25,382
Repairs and maintenance	19,334
Depreciation	18,350
Rent	18,000
Advertising	16,510
Bad debt expense	14,341
Telephone	10,478
Utilities	7,922
Dues and subscriptions	5,858

$1,985,490

See notes to financial statements

RADER FARMS, INC.

Financial Statements
and Additional Information
December 31, 2005

Patrick Rhodes & Associates, PLLC

Certified Public Accountants and Consultants

INDEPENDENT AUDITOR’S REPORT

April 12, 2006, except as to the fourth paragraph

  below and Note 13, which are as of June 22, 2007

To the Board of Directors

Rader Farms, Inc.

Lynden, WA

We have audited the accompanying balance sheet of Rader Farms, Inc. as of December 31, 2005, and the related statements of income and retained earnings, and cash flows for the year then ended.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rader Farms, Inc. as of December 31, 2005, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In our report dated April 12, 2006, we disclaimed an opinion on the statements of income, retained earnings and cash flows because we were not engaged as auditors until after December 31, 2004.  We did not observe the physical inventory taken at that date, and inventory at December 31, 2004 enters significantly into the determination of the results of operations and cash flows for the year ended December 31, 2005.  Subsequent to April 12, 2006, we were able to otherwise satisfy ourselves as to the quantities on hand and the valuation of inventory as of December 31, 2004.  Accordingly, our present opinion on the 2005 financial statements, as presented herein, differs from that previously expressed.

Our audit was made for the purpose of forming an opinion on the financial statements for 2005 taken as a whole.  The supplemental schedule of selling, general and administrative expenses contained in the additional information is presented for the purpose of additional analysis and is not a required part of the financial statements.  Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

Patrick Rhodes & Associates, PLLC

RADER FARMS, INC.

BALANCE SHEET

DECEMBER 31, 2005

ASSETS

Current Assets:
Cash		$264,986
Accounts receivable		1,352,832
Inventory		5,267,607
Deposits and prepaid expenses		38,410
Other receivables		8,720
Total current assets		6,932,555
Property, Plant and Equipment:
Buildings	$3,397,357
Processing equipment	2,001,178
Harvesting equipment	1,382,946
Plants	604,509
Field equipment	580,948
Vehicles	473,672
Tractors	176,552
Office equipment	110,407
Shop equipment	53,046
Capitalized assets not placed in service	1,674,437
	10,455,052
Less: Accumulated depreciation	5,483,594	4,971,458

Other Asset:
Investment in farmers’ cooperative		63,914

Total Assets		$11,967,927

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable		$2,645,701
Line of credit		4,135,330
Accrued expenses		449,326
Accrued wages		94,552
Accrued payroll and business taxes		37,415
Accrued interest		31,374
Current portion of long-term debt		94,000
Total current liabilities		7,487,698

Long-Term Debt:
Note payable - stockholders	$2,793,729
Notes payable	84,193
	2,877,922
Less: Current portion included above	94,000	2,783,922

Stockholders’ Equity:
Common stock, $1 par value, 50,000 shares authorized, 500 shares issued and outstanding	500
Additional paid-in capital	201,815
Retained earnings	1,493,992	1,696,307

Total Liabilities and Stockholders’ Equity		$11,967,927

See notes to financial statements

RADER FARMS, INC.

STATEMENT OF INCOME AND RETAINED EARNINGS

FOR THE YEAR ENDED DECEMBER 31, 2005

Sales	$23,544,757

Cost of Sales	20,211,776

Gross Profit	3,332,981

Selling, General and Administrative Expenses	1,396,443

Income from Operations	1,936,538

Other Income (Expense):
Miscellaneous income	60,742
Patronage dividend	16,470
Interest expense	(464,166)
(386,954)

Net Income	$1,549,584

-ooOoo-

Balance, December 31, 2004, as previously reported	$318,224

Prior-Period Adjustments	(138,274)

Balance, December 31, 2004, restated	179,950

Distributions	(235,542)

Net Income	1,549,584

Balance, December 31, 2005	$1,493,992

See notes to financial statements

RADER FARMS, INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2005

Cash Flows from Operating Activities:
Net income	$1,549,584
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	651,656
Stock dividend from investment in farmers’ cooperative	(10,271)
(Increase) decrease in:
Accounts receivable	(226,437)
Inventory	(1,161,886)
Deposits and prepaid expenses	(38,410)
Other receivables	15,892
Increase (decrease) in:
Accounts payable	1,221,551
Accrued expenses	188,710
Accrued wages	36,029
Accrued payroll and business taxes	(14,189)
Accrued interest	(53,589)
Bank overdraft	(164,521)
Net Cash Provided by Operating Activities	1,994,119

Cash Flows from Investing Activities:
Acquisition of property, plant and equipment	(1,848,983)
Net Cash Used by Investing Activities	(1,848,983)

Cash Flows from Financing Activities:
Net advances from line of credit	1,265,330
Proceeds from note payable - stockholders	2,816,362
Principal payments on notes payable - stockholders	(3,633,979)
Distributions	(235,542)
Principal payments on notes payable	(92,321)
Net Cash Provided by Financing Activities	119,850

Net Increase in Cash	264,986

Cash, Beginning of Year	—

Cash, End of Year	$264,986

See notes to financial statements

RADER FARMS, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2005

NOTE 1:                                 Significant Accounting Policies

The Company:

Rader Farms, Inc. (the Company) is a Washington corporation located in Whatcom County. The Company grows raspberries, blueberries, and rhubarb and purchases marion berries, cherries, cranberries and strawberries from a select network of fruit growers for resale. The fruit is processed, frozen and packaged for sale and distribution to wholesale customers.  The Company grants credit to, and generally does not require collateral from qualifying customers, all of whom are located in the United States.

Accounts Receivable:

The Company carries its accounts receivable at cost.  On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write-offs and collections and current credit conditions.  The Company considers accounts receivable to be fully collectible and accordingly, has not provided an allowance for doubtful accounts at December 31, 2005. All of the accounts receivable are pledged as collateral as of December 31, 2005.

The Company does not charge interest on outstanding receivables.  A receivable is considered past due based on contract terms, which vary depending on customer credit terms. Accounts are written off after all efforts to collect have been exhausted.  Accounts receivable over 90 days as of December 31, 2005 totaled $61,600.

Inventory:

The Company’s inventory is stated at the lower of cost or market using the last-in, first-out (LIFO) method.  The amount of inventory stated at cost, using the first-in, first-out (FIFO) method exceeded the LIFO values as of December 31, 2005 by $508,526.

Property, Plant and Equipment:

Property, plant and equipment are recorded at cost and are depreciated using straight-line and accelerated methods over estimated useful lives of 3 to 39 years.  Expenditures for maintenance and repairs are charged to expense as incurred.  Expenditures determined to represent major additions and betterments are capitalized. Depreciation and amortization expense for the year ended December 31, 2005 totaled $651,656.

Capitalized assets not placed in service as of December 31, 2005 relate to plants and processing equipment purchased in 2005 and will be placed into service in 2006 and 2007.

Advertising:

Advertising costs are expensed in the period incurred. Advertising expense for the year ended December 31, 2005 totaled $46,650.

Shipping and Handling Costs:

Freight billed to customers is considered sales revenue and the related freight costs as cost of sales.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Federal Income Tax:

Rader Farms, Inc., with the consent of its stockholders, has elected to be taxed as an “S” corporation under the Internal Revenue Code.  In lieu of corporation income taxes, the stockholders of an “S” corporation are taxed on their proportionate share of the Company’s taxable income.  Therefore, no provision or liability for federal income taxes has been included in the financial statements.

NOTE 2:                                    Inventory

The Company’s inventory, as of December 31, 2005, consists of the following:

Bulk Fruit	$3,280,150
Processed Fruit	1,253,414
Packaging Materials	299,206
Deferred crop costs	943,363
LIFO adjustment	(508,526)

Total	$5,267,607

Bulk fruit includes the cost of the fruit and all of the costs related to the initial processing, handling, and storage.

Processed fruit includes the cost of the bulk fruit and the additional processing costs which includes labor and related employee benefits, fixed and variable overhead and packaging for each item processed.

Packaging materials are recorded at actual cost.

Deferred crop costs are costs incurred from July 1 to December 31 relating to the following year’s harvest season.  These costs include labor and related employee benefits, maintenance of fields and plants, and fixed and variable overhead.

NOTE 3:                                    Line of Credit

At December 31, 2005, the Company has a $6,000,000 revolving line of credit with a bank that is personally guaranteed by the stockholders of the Company and collateralized by all Company assets.  The balance outstanding totaled $4,135,330 as of December 31, 2005. Subsequent to December 31, 2005, the Company converted $1,245,000 of the outstanding balance on the line of credit to a term loan (see Note 12).  Interest is calculated using the bank’s floating prime (7.25% at December 31, 2005) and is payable monthly. Accrued interest on the line of credit totaled $17,345 at December 31, 2005.  The line of credit expires on November 16, 2007.  The line of credit was paid in full in May 2007, as part of the sale of farm operations (see Note 12).

NOTE 4:                                    Related Party Transactions

During 2005, the stockholders entered into a financing agreement with a bank for $6,135,000 for the refinancing of personally owned assets. The note is secured by all farm real estate owned by the stockholders, the assets of the Company and personally guaranteed by the stockholders. Of the proceeds received on this note, the stockholders advanced $2,816,362 to the Company, which was used to pay off the outstanding balance of $2,809,763 owed to the stockholders that in turn was owed to a financial institution. As of December 31, 2005, the outstanding balance due to the stockholders totaled $2,793,729 (See Note 5).  Accrued interest on this note totaled $12,998 as of December 31, 2005.  The note was paid in full in May 2007, as part of the sale of farm operations (see Note 12).

The Company had a note payable to the stockholders totaling $801,583 as of December 31, 2004.  The note was repaid during 2005.

The Company leases land and buildings used for its operations from the stockholders under a month-to-month operating lease as further described in Note 6.

NOTE 5:                                    Long-term Debt

Long-term debt as of December 31, 2005 consists of the following:

Note payable - stockholders in monthly installments of $20,154, including interest at the published prime rate (7.25% at December 31, 2005), due March 2015 (see Note 4)	$2,793,729

Note payable in annual installments of $29,383, including interest at 8.25%, secured by equipment, due October 2007	53,385

Note payable in monthly installments of $1,464, including interest at 0%, secured by vehicle, due November 2006	16,100

Note payable in monthly installments of $1,063, including interest at 1.9%, secured by vehicle, due February 2007	14,708

Total long-term debt	2,877,922

Less: Current portion	94,000

Total long-term debt, net of current portion	$2,783,922

Future minimum maturities of long-term debt are as follows:

Years ending December 31:
2006	$94,000
2007	70,000
2008	52,000
2009	50,000
2010	54,000
Thereafter	2,557,922

$2,877,922

Accrued interest on notes payable totaled approximately $14,000 at December 31, 2005.

NOTE 6:                                    Operating Leases

The Company leases real property and buildings from the stockholders and a non-related party, as further described below.

The Company leases real property used for its operations from a non-related party under a non-cancelable operating lease. The terms of the lease call for monthly payments of $3,570. The lease expired December 31, 2006, at which time it was renewed.  The terms of the renewed lease call for monthly payments of $3,420.  The lease expires December 31, 2016.  The agreement also includes certain provisions for cleanup of the property upon lease termination.  To ensure such provisions are met, the lease agreement requires a deposit of $20,000 be maintained in a separate interest bearing bank account.  This deposit was made in 2006.  These funds will be released upon satisfaction of cleanup provisions.  Interest income earned is not restricted.

Rent expense for this lease totaled $42,840 the year ended December 31, 2005.

Future minimum lease payments under operating leases for the years subsequent to December 31, 2005, are as follows:

Years ending December 31:
2006	$42,840
2007	41,000
2008	41,000
2009	41,000
2010	41,000
Thereafter	246,000

$452,840

The Company leases land and buildings used for its operations from the stockholders under a month-to-month operating lease. The terms of the lease call for monthly payments of $35,000. There are no future minimum lease payments of the lease from the stockholders since it is a month-to-month operating lease and can be terminated by either the stockholders or the Company at any time.  Rent expense totaled $420,000 for the year ended December 31, 2005.

NOTE 7:                                    Concentration of Credit Risk

The Company maintains cash and cash equivalents in banks.  The Company’s cash balance from time to time exceeds the federally insured limits.

Approximately 75% of the Company’s revenues were derived from berry medley sales for the year ended December 31, 2005.

The Company has two major customers who comprise approximately 79% of its annual sales for the year ended December 31, 2005.  These customers represent 82% of its accounts receivable balance at December 31, 2005.

The Company has not experienced any losses related to these concentrations and do not believe they are exposed to any significant credit risk.

NOTE 8:                                    Cash Flow Information

The Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

During 2005, the Company had a non-cash investing activity related to receiving a stock dividend for the investment in a farmers’ cooperative of $10,271.

During 2005, the Company retired $81,979 of fully depreciated fixed assets.

Cash paid for interest for the year ended December 31, 2005 totaled $517,754.

NOTE 9:                                    Retirement Plan

The Company has a SIMPLE (Savings Incentive Match Plan for Employees) retirement plan under the rules and regulations of the Internal Revenue Service. Employees who have met the service requirements are eligible to contribute up to the amount allowed by law.  The employer contribution is a dollar for dollar match of employee deferrals up to a maximum of 3% of each participating employee’s salary.  Employer contributions totaled $6,645 for the year ended December 31, 2005.

NOTE 10:                             Prior Period Adjustments

During 2005, the Company was assessed $156,144 from the Department of Revenue for not paying retail sales tax on various types of fixed assets it acquired and used for the facility and the operations of the fields. This assessment was related to the tax years 1994 to 1999, resulting in an understatement of liabilities of $156,144 as of December 31, 2004.

In addition, the Company discovered an error made in the prior period accounting for the investment in the farmers’ cooperative and related dividend receivable, resulting in an understatement of other assets of $11,616 and an understatement of other receivables of $6,254.

These errors were corrected during the year ending December 31, 2005, and resulted in the following changes to retained earnings as of December 31, 2004.

Retained earnings, as previously reported	$318,224

Net effect of unrecorded tax liability related to Department of Revenue assessment	(156,144)
Net effect of unrecorded investment and dividend receivable related to farmers’ cooperative	17,870

Total prior period adjustments	(138,274)

Retained earnings, as restated	$179,950

NOTE 11:                             Contingencies

Cross Guarantee of a Note Payable:

The Company is a guarantor of a note payable to a bank by the stockholders.  The note was issued to the stockholders for the refinance of the bank loan relating to all of the farm real estate owned by the stockholders (See Note 5).  The note is secured by all the farm real estate owned by the stockholders, the assets of the Company and personally guaranteed by the stockholders.  The note had a balance outstanding of approximately $6,100,000 as of December 31, 2005.  This note was paid off in May 2007, as part of the sale of farm operations (see Note 12).

NOTE 12:                             Subsequent Events

Subsequent to December 31, 2005, the line of credit balance was reduced by $1,245,000, which was converted to a long-term note. The terms of note include monthly principal and interest payments with interest at the prime rate beginning in June 2006.  The note is due in full in June 2011. The line of credit limit remains at $6,000,000 (See Note 3).  This note was paid off in May 2007, as part of the sale of farm operations noted below.

In May 2007, the Company sold its farm operations in Lynden, Washington for $20,700,000 in cash.  The Company sold substantially all of its assets including accounts receivable, inventory, prepaid expenses, deposits, and property, plant and equipment.  The buyer assumed various trade accounts payable, accrued expenses, selected notes payable for equipment, and various leases.

As part of the sale, various loans related to the Company and the stockholders’ farm assets totaling approximately $12,704,000 were paid from the closing proceeds.  The Company’s portion related to the loans totaled approximately $7,927,000 and included the line of credit, the portion of the note payable to the stockholders owed to a bank, and two loans owed to a bank for equipment.  The stockholders’ portion of the loans totaled approximately $4,777,000.

In addition, the Company also entered into a non-compete agreement for a period of five years.  A key employee related to the stockholders was also retained under a three year executive employment agreement.  The stockholders and the buyer also entered into a ten year land lease for $43,500 per month.  After ten years, the lease amount increases to $52,200 per month.

The transaction resulted in a gain of approximately $9,000,000 which will be included in operations during the second quarter of 2007.

NOTE 13:                             Reissued Financial Statements

In our report dated April 12, 2006, we disclaimed an opinion on the statements of income, retained earnings and cash flows because we were not engaged as auditors until after December 31, 2004.  We did not observe the physical inventory taken at that date, and inventory at December 31, 2004 enters significantly into the determination of the results of operations and cash flows for the year ended December 31, 2005.  Subsequent to April 12, 2006, we were able to otherwise satisfy ourselves as to the quantities on hand and the valuation of inventory as of December 31, 2004.  Accordingly, we issued an unqualified opinion on the 2005 financial statements as of June 22, 2007.

ADDITIONAL INFORMATION

RADER FARMS, INC.

SCHEDULE OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

FOR THE YEAR ENDED DECEMBER 31, 2005

Brokerage fees	$508,161
Salaries and wages	377,006
Professional fees	133,117
Payroll taxes and employee benefits	62,772
Office supplies and expense	55,767
Advertising	46,650
Travel and entertainment	42,612
Insurance	34,675
Business taxes and licenses	27,692
Assessments	25,702
Repairs and maintenance	21,686
Rent	18,000
Depreciation	15,437
Telephone	13,732
Dues and subscriptions	7,851
Utilities	5,583

$1,396,443

See notes to financial statements